A&Q Technology Fund LLC Schedule of Portfolio Investments (Unaudited)

September 30, 2021

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Equity Hedged
Alta Park Fund Onshore, LP	US/Canada	$16,000,000	$20,259,184	10.25%	7/1/2019	Quarterly	45 days	9/30/2021	(d)	$17,056,615
Averill Partners L.P.	US/Canada	10,000,000	9,701,152	4.91	4/1/2021	Quarterly	60 days	3/31/2023	(e),(f)	$1,203,982
Avidity Capital Fund L.P.	US/Canada	13,000,000	14,566,497	7.37	4/1/2020	Quarterly	60 days	9/30/2021		$14,566,497
Biomedical Value Fund, L.P.	US/Canada	12,145,756	14,189,264	7.18	3/1/2019	Quarterly	120 days	9/30/2021		$14,189,264
Dantai US Feeder Fund	Greater China	8,000,000	9,201,066	4.66	4/1/2021	Monthly	30 days	9/30/2022	(f)	$5,814,502
G2 Investment Partners QP, L.P.	US/Canada	8,379,322	21,607,716	10.93	5/1/2014	Monthly	60 days	9/30/2021	(g)	$10,803,858
Jericho Capital Partners L.P.	US/Canada	5,849,829	21,173,104	10.71	5/1/2011	Quarterly	60 days	9/30/2021		$21,173,104
KCL Capital Fund L.P.	Global	15,138,882	18,499,466	9.36	11/1/2018	Quarterly	65 days	9/30/2021		$18,499,466
Light Street Argon, L.P.	Global	14,000,000	16,073,381	8.13	7/1/2019	Quarterly	45 days	9/30/2021		$16,073,381
Perceptive Life Sciences Qualified Fund, L.P.	US/Canada	2,659,400	14,397,136	7.28	1/1/2013	Quarterly	45 days	9/30/2021		$14,397,136
Visium Balanced Fund, L.P.	US/Canada	-	-	0.00	1/1/2010	N/A	N/A	N/A	(h)	N/A
Vista Public Strategies Onshore Fund, L.P.	Global	10,626,284	16,834,374	8.52	8/1/2017	Quarterly	60 days	9/30/2021		$16,834,374
Woodline Fund LP	Global	20,350,000	25,656,566	12.98	8/1/2019	Quarterly	60 days	9/30/2021	(i),(j)	$5,778,318

Equity Hedged Subtotal		136,149,473	202,158,906	102.28

Total		$136,149,473	$202,158,906	102.28%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	A portion of this holding ($3,182,569) is under lock-up and is not redeemable without paying a fee.
(e)	A portion of the Investment Fund is subject to an investor level gate of 25%.
(f)	The holding is under lock-up and is not redeemable without paying a fee.
(g)	The Investment Fund is subject to an investor level gate of 50% during any 90-day period, without a penalty.
(h)

The Investment Fund is in liquidation. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

(i)	A portion of this holding ($2,543,295) is under lock-up and is not redeemable without paying a fee.
(j)	The Investment Fund is subject to an investor level gate of 25%.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

A&Q Technology Fund LLC Schedule of Portfolio Investments (continued) (Unaudited)

September 30, 2021

Portfolio Valuation

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles or as may be determined from time to time pursuant to policies established by the Board of Directors.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $202,158,906. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

The Investment Funds in the equity hedged strategy (total fair value of $202,158,906) generally utilize fundamental analysis to invest in publicly traded equities through both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of September 30, 2021, the Investment Funds in the equity hedged strategy had $69,349,069, representing 34% of the value of the investments in this category, subject to an investor level gate or lock-ups. Included in this amount is $24,628,083, representing 12% of the value of the investments in this category, that cannot be redeemed in full because the investment includes restrictions that do not allow for redemptions in the first 12-24 months after acquisition. The remaining restriction period for these investments ranges from 1-19 months at September 30, 2021.

Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of September 30, 2021.

Please refer to the June 30, 2021 financial statements for full disclosure on the Fund’s portfolio valuation methodology.